Exhibit 99.2

First Quarter 2013 Results May 7, 2013

Introductions and Forward-Looking Statements Silvia Taylor Senior Vice President, Investor Relations, Public Relations and Corporate Communications

Agenda Introductions and Forward-Looking Statements Hightlights of the Quarter Commercial Update Pipeline and R&D Update Financial Performance Closing Remarks Silivia Taylor Ryuiji Ueno, MD, PhD, PhD Stanley G. Miele Taryn Joswick Cary J. Claiborne Cary J. Claiborne

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Q1 2013 Highlights Ryuji Ueno, MD, PhD, PhD Chairman, Chief Executive Officer, Chief Scientific Officer, and Co-founder

Highlights AMITIZA RESCULA Pipeline FDA approval for OIC indication in April; $10M milestone payment upon first sale for OIC, expected in Q2 Strong US sales growth – Q1 up 7% YoY to $64.9M Japan launch surpassing all initial metrics Completed OIC filings in Switzerland and UK Began MRP to seek approval for AMITIZA for CIC in additional European markets Initial interest by potential licensing partners for AMITIZA for new indications and new territories Launched with our own sales force; initial feedback positive Initiated P2A trial of SPI-017 (IV) for severely symptomatic lumbar spinal stenosis Completed P1A trial of cobiprostone for oral mucositis; results expected Q2 R-Tech Ueno, Ltd. granted funding by Japan Science and Technology Agency for P3 trial of unoprostone isopropyl for retinitis pigmentosa; first patient enrolled

Commercial Update Stanley G. Miele President, Sucampo Pharma Americas and SVP, Sales and Marketing

AMITIZA US sNDA for OIC approved in April Unmet need: more than 200M prescriptions for opioid use in the U.S. annually1; approximately 40-80% of patients taking opioids chronically for non-cancer pain report constipation2,3 $10M milestone payment upon first sale for OIC expected Q2 Takeda reps to begin selling week of May 13 Q1 TRx growth: +4% YoY Q1 net sales increase: up 7% YoY to $64.9M Over 7M prescriptions over 7 years Expect to rise exponentially See References 1-3

RESCULA US Significant Market Opportunity Patients with open-angle glaucoma or ocular hypertension In the US: 2 million US glaucoma patients4, additional 3-6 million with ocular hypertension5 Unique mechanism of action (BK channel activator) and well-tolerated safety profile Launched with our own sales force Positive feedback and significant progress More than 12,000 face-to-face calls Over 70,000 samples shipped See References 4-5

AMITIZA Globally Japan Europe/UK First-ever prescription medicine approved for chronic constipation All launch metrics have been surpassed: revenue and patient numbers tracking above expectation Sucampo received $2.2M of product sales revenue, double our internal forecast Initiated NICE endorsement process in UK Initiated MRP (CIC) in additional EU markets OIC indication filed in both Switzerland and UK On track to commence active marketing (CIC) in Switzerland in Q2 We have also received expressions of interest from potential partners for AMITIZA for new indications and new territories, including Europe, Asia and emerging markets

Pipeline and R&D Update Taryn Joswick Vice President, Clinical Development

AMITIZA P3 pediatric trial FPFV in Q3 2013 Pediatric functional constipation indication Takeda to fund significant amount of developmental costs Developing new liquid dosage form Some patients cannot swallow gel caps Pediatric Geriatric 100% of development costs to be reimbursed by Takeda Evaluate potential of AMITIZA for additional LCM opportunities

SPI-017 for Lumbar Spinal Stenosis LSS caused by degenerative change in lumbar spine Very common disease observed in growing aged population Unmet medical need as demonstrated by lack of treatment options globally Ongoing P2A trial of SPI-017 (IV); expect to conclude in Q4 2013 Diagram from American Academy of Orthopaedic Surgeons website:  www.orthoinfo.aaos.org

SPI-8811 (cobiprostone) for Oral Mucositis Oral mucositis is a severely painful inflammation of the oral cavity 100% incidence rate in certain cancers6 Unmet medical need; no oral prescription treatments available P1 trial in healthy volunteers completed New oral spray formulation Awaiting results; expect in Q2 See Reference 6; photos from Silverman. Diagnosis and management of oral mucositis. J Support Oncol 2007; 5 (2 Suppl 1):13-21.

Financial Performance Cary J. Claiborne Chief Financial Officer

Q1 2013 Financial Highlights $M +17% +7% +7% $14.4 $16.9 $10.9 $11.7 $60.7 $64.9 Q1-12 Q1-13 Total Revenues Q1-12 Q1-13 Product Royalty Revenue AMITIZA Net Sales Q1-12 Q1-13

Q1 2013 Financial Highlights $M except EPS Operating Loss Net Loss EPS G&A Selling & Marketing R&D Expense Q1 2013 ($2.6) ($3.1) ($0.08) $5.6 $7.2 $5.4 Q1 2012 ($0.3) ($1.9) ($0.05) $3.4 $7.3 $4.1

Q1 2013 Financial Highlights Cash position $95.8 million as of March 31, 2013 Repurchased 67,762 shares during quarter Recently raised authorized amount to $5 million One class of common stock

Conclusion Cary J. Claiborne Chief Financial Officer

2013 Key Value Drivers

AMITIZA	US	✓ Obtain approval of OIC sNDA: Q2 2013 ❑ **$10M milestone payment upon first OIC sale** ❑ **Achieve FPFV in Pediatric P3 trial by H2 2013**
	Global	❑ **Pursue strategic alliances; new AMITIZA indications / territories**
	Japan	❑ **Grow sales in Japan in 2013**
	EU	✓ Submit for regulatory approval of OIC in Switzerland and UK by Q1 2013 ❑ **Begin active marketing in Switzerland for CIC** ❑ **Seek NICE endorsement for CIC and OIC, and make AMITIZA available in UK for CIC** ❑ **Use MHRA approval to seek expansion of CIC indication to other EU markets via MRP**
RESCULA	US	✓ Launch: Q1 2013
Pipeline	Cobiprostone	✓ Complete oral mucositis P1A trial: Q2 2013 ❑ **Initiate P1B/2A trial in oral mucositis: Q4 2013**
	SPI-017	❑ **Complete spinal stenosis P2A trial: Q4 2013**

✓ Completed ❑ In Process

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Q&A

References

1. Manchikanti L, et al. Pain Physician. American Society of Interventional Pain Physicians (ASIPP) guidelines for responsible opioid prescribing in chronic non-cancer pain: Part 2--guidance. 2012 Jul;15(3 Suppl):S67-116.
2. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. Clinical and Systematic Reviews. 2011; 106: 835-842.
3. ClearView Analysis 2008
4. American Academy of Ophthalmology Glaucoma Panel. Preferred Practice Pattern® guideline: Primary open-angle glaucoma. 2010
5. Kass MA et al. Arch Ophthalmol. The Ocular Hypertension Treatment Study: a randomized trial determines that topical ocular hypotensive medication delays or prevents the onset of primary open-angle glaucoma. 2002 Jun;120(6):701-13; discussion 829-30.
6. Trotti A et al. Radiother Oncol. Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. 2003 Mar;66(3):253-62.

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